UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2013
Date of Report (Date of earliest event reported)

FRESH START PRIVATE MANAGEMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153381	26-1972677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 N. Tustin Avenue Suite 206 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 541-6100
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on June 3, 2013, the Board of Directors of Fresh Start Private Management, Inc., a Nevada corporation (the "Company"), appointed Brady J. Granier (who is currently a member of the Board of Directors of the Company) as the Chief Operating Officer. In accordance with a written consent of resolutions of the Board of Directors dated June 3, 2013, Brady J. Granier was duly appointed as the Chief Operating Officer of the Company.

Biography

Brady J. Granier.  During the prior twelve years, Mr. Granier has been involved in sales management, media sales and business development. As of the date of this Current Report, Mr. Granier is employed at Clear Channel Media & Entertainment (“CCME”), where he has served in several positions from Account Executive to Director of Business Development and Local Sales Manager. Mr. Granier has also served as the Healthcare Category Manager for the Los Angeles division of CCME, the largest media company in the United States. During his tenure at CCME and other media companies, Mr. Granier worked on marketing campaigns for local businesses and physicians, as well as for National brands such as Neutrogena, New Line Cinema, Paramount Pictures, Samsung, AT&T, Coke, Dr Pepper, Hansen’s, Honda, MGM, Universal Studios and more. He also managed endorsements on the radio for Ryan Seacrest. In 2006, Mr. Granier received the coveted Pinnacle Award from CCME for being the top sales executive in the Western region. While serving as Director of Business Development, Mr. Granier grew new business by 49% in his first year in that role.

Mr. Granier was born and raised in the heart of Cajun Country in Southeast Louisiana where he starting working at the age of eleven to help support his single mother and younger brother. After graduating with honors from high school, Mr. Granier attended college at Nicholls State University in Thibodaux, LA. Mr. Granier earned his Bachelor of Science Degree in Nursing in 1995 and was a member of Sigma Theta Tau Honor Society and Phi Kappa Theta. During his nursing career, Mr. Granier specialized in the critical care areas of ER/ICU/CCU and CICU. He also moonlighted as a home health nurse, critical care air transport nurse, and TV studio set medic. In 1996, Mr. Granier moved to California as a travel nurse and spent most of his remaining years in healthcare as the charge nurse in the emergency room at White Memorial Hospital in downtown Los Angeles. Mr. Granier continues to reside in the Los Angeles area with his family. Mr. Granier has also been a volunteer with Big Brothers of America.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH START PRIVATE MANAGEMENT INC.

DATE: June 3, 2013	By:	/s/ Dr. Jorge Andrade
	Name:	Dr. Jorge Andrade
	Title:	Chief Executive Officer/Secretary